Exhibit 10.1

STANDSTILL AND AMENDMENT AGREEMENT

          This STANDSTILL AND AMENDMENT AGREEMENT (this "Standstill Agreement"), dated as of July 17, 2002, is among SEITEL, INC. (the "Company"), a Delaware corporation, each of its Subsidiaries identified below, and each of the investors listed on the signature pages hereto (together with successors and assigns of each, a "Noteholder," and collectively, the "Noteholders"). Capitalized terms have the respective meanings ascribed thereto in Section 1 hereof.

W I T N E S S E T H:

          WHEREAS, each of the 1995 Noteholders and the Company are party to those certain separate Note Purchase Agreements dated as of December 28, 1995 (collectively, as amended, the "1995 Note Purchase Agreement"), providing for the sale by the Company and the purchase by the 1995 Noteholders of the Company's 7.17% Series B Senior Notes due December 30, 2002 (the "Series B Notes") in the aggregate original principal amount of $27,500,000 and the Company's 7.48% Series C Senior Notes due December 30, 2002 (the "Series C Notes") in the aggregate original principal amount of $22,500,000; and

          WHEREAS, each of the 1999 Noteholders and the Company are party to those certain separate Note Purchase Agreements dated as of February 12, 1999 (collectively, as amended, the "1999 Note Purchase Agreement"), providing for the sale by the Company and the purchase by the 1999 Noteholders of the Company's 7.03% Series D Senior Notes due February 15, 2004 (the "Series D Notes") in the aggregate original principal amount of $20,000,000, the Company's 7.28% Series E Senior Notes due February 15, 2009 (the "Series E Notes") in the aggregate original principal amount of $75,000,000 and the Company's 7.43% Series F Senior Notes due February 15, 2009 (the "Series F Notes") in the aggregate original principal amount of $43,000,000; and

          WHEREAS, each of the 2001 Noteholders and the Company are party to those certain separate Note Purchase Agreements dated as of October 15, 2001 (collectively, the "2001 Note Purchase Agreement"), providing for the sale by the Company and the purchase by the 2001 Noteholders of the Company's 7.04% Series G Senior Notes due October 15, 2006 (the "Series G Notes") in the aggregate original principal amount of $20,000,000, the Company's 7.19% Series H Senior Notes due October 15, 2008 (the "Series H Notes") in the aggregate original principal amount of $50,000,000 and the Company's 7.34% Series I Senior Notes due October 15, 2011 (the "Series I Notes") in the aggregate original principal amount of $37,000,000; and

          WHEREAS, the 1995 Note Purchase Agreement, the 1999 Note Purchase Agreement and the 2001 Note Purchase Agreement are collectively referred to herein as the "Note Purchase Agreements;" and

          WHEREAS, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes, the Series H Notes and the Series I Notes are collectively referred to herein as the "Notes;" and

          WHEREAS, the obligations of the Company under the Note Purchase Agreements and the Notes have been guaranteed by the Restricted Subsidiaries pursuant to the Subsidiary Guaranties; and

          WHEREAS, on the date hereof, the Company's records indicate that each Noteholder is the registered owner, in its own or its nominee's name, of one or more of the Notes; and

          WHEREAS, certain Defaults or Events of Default have occurred and are continuing; and

          WHEREAS, the Company acknowledges and agrees that the Noteholders currently have the right under the Note Purchase Agreements to accelerate the Notes immediately and otherwise exercise, or cause to be exercised, all rights and remedies available to the Noteholders under the Note Purchase Agreements and under law and in equity; and

          WHEREAS, the Company has requested that the Noteholders forbear from exercising any rights and remedies in respect of any Existing Event of Default during the Standstill Period and that the Noteholders provide certain other accommodations to the Company as set forth herein; and

          WHEREAS, the Company has, in consideration of the accommodations referred to in the immediately foregoing clause, agreed to comply with the terms and conditions of this Standstill Agreement; and

          WHEREAS, the Company and each Noteholder are desirous of entering into this Standstill Agreement on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the matters referred to above, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           DEFINITIONS.

          The following terms listed below have the meanings set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreements.

           "Company" has the meaning assigned to such term in the first paragraph hereof.

           "Effective Date" has the meaning assigned to such term in Section 8.

           "Existing Event of Default" means an Event of Default listed on Exhibit A hereto.

           "Financial Advisor" has the meaning assigned to such term in Section 5(c).

           "Financial Advisor Engagement Agreement" has the meaning assigned to such term in Section 5(c).

          "Financing Documents" means, collectively, each of the separate Note Purchase Agreements, as amended, the Notes, as amended, the Subsidiary Guaranties, and each of the other documents executed in connection with any of the foregoing, as any such documents may be amended from time to time.

          "1995 Note Purchase Agreement" has the meaning assigned to such term in the first "whereas" clause of this Standstill Agreement.

           "1995 Noteholders" means the parties listed in Schedule A hereto.

           "1999 Note Purchase Agreement" has the meaning assigned to such term in the second "whereas" clause of this Standstill Agreement.

           "1999 Noteholders" means the parties listed in Schedule B hereto.

           "Noteholders" has the meaning assigned to such term in the first paragraph hereof.

           "Note Purchase Agreements" has the meaning assigned to such term in the fourth "whereas" clause of this Standstill Agreement.

           "Notes" has the meaning assigned to such term in the fifth "whereas" clause of this Standstill Agreement.

           "Person" means and includes an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or any government or any department or agency thereof.

           "PSA" means the Purchase and Sale Agreement dated as of July 4, 2002 between DDD Energy, Inc. and Rising Star Energy, L.L.C.

          "Required Noteholders" shall mean the holders of a majority of the principal amount of the Notes then outstanding issued under each of the 1995 Note Purchase Agreement, the 1999 Note Purchase Agreement and the 2001 Note Purchase Agreement.

           "Series B Notes" has the meaning assigned to such term in the first "whereas" clause hereof.

           "Series C Notes" has the meaning assigned to such term in the first "whereas" clause of this Standstill Agreement.

           "Series D Notes" has the meaning assigned to such term in the second "whereas" clause of this Standstill Agreement.

           "Series E Notes" has the meaning assigned to such term in the second "whereas" clause of this Standstill Agreement.

           "Series F Notes" has the meaning assigned to such term in the second "whereas" clause of this Standstill Agreement.

           "Series G Notes" has the meaning assigned to such term in the third "whereas" clause of this Standstill Agreement.

           "Series H Notes" has the meaning assigned to such term in the third "whereas" clause of this Standstill Agreement.

           "Series I Notes" has the meaning assigned to such term in the third "whereas" clause of this Standstill Agreement.

           "Senior Officer" means with respect to any Person, any member of the board of directors, the chief executive officer, the chief operating officer, the chief financial officer, the president and any vice president or more senior officer of such Person.

           "Standstill Agreement" has the meaning assigned to such term in the first paragraph of this Standstill Agreement.

           "Standstill Period" means the period commencing on the Effective Date and ending on the Termination Date.

           "Subsidiary Guarantors" means all of the Subsidiaries party to Subsidiary Guaranties.

           "Termination Date" means the earlier of
(i)	October 15, 2002; and
(ii)	the date of occurrence of a Termination Event.

           "Termination Event" means

(i)	the failure by the Company to perform any covenant set forth in Section 5;
(ii)	the failure of any representation or warranty in Section 6 to be true and correct;
(iii)	the occurrence of any Default or Event of Default other than an Existing Event of Default;
(iv)

on or after the Effective Date the Company or any Subsidiary is (A) in default (as principal or as guarantor or other surety) in payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto or (B) in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto, or any other condition exists, and, as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates or payment (excluding, in each case, Debt consisting of Winthrop Lease obligations);

(v)

as a consequence of the occurrence or continuation of any event or condition, (x) the Company or any Subsidiary has become or is obligated on or after the Effective Date to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (y) one or more Persons have the right on or after the Effective Date to require the Company or any Subsidiary to purchase or repay Debt or other amounts before its regular maturity or before its regularly scheduled dates or payment in an aggregate outstanding principal amount of at least $5,000,000 (excluding, in each case, Debt consisting of Winthrop Lease obligations);

(vi)	a violation by the Company or a Subsidiary of any term or condition of the Noteholder Consent dated as of July 15, 2002 between the Company and certain of the Noteholders;
(vii)

the failure of the Closing (as such term is defined in the PSA) to occur, and the funds payable in respect of the sale of the Acquired Assets (as such term is defined in the PSA) to be received by the Company and/or DDD Energy, Inc., in each instance on or before August 31, 2002; or

(viii)	the expiration (without extension or renewal) or the termination of the Royal Bank of Canada facilities listed on Exhibit B hereto.

          "2001 Note Purchase Agreement" has the meaning assigned to such term in the third "whereas" clause of this Standstill Agreement.

          "2001 Noteholders" means the parties listed in Schedule C hereto.

          "Winthrop Lease" means the Lease Agreement dated October 3, 2001, from Winthrop Resources Corporation to Seitel, Inc. with respect to computer and related equipment.

2.           STANDSTILL PERIOD.

          The Noteholders agree, during the Standstill Period, to forbear from exercising any rights and remedies they may have under any or all of the Note Purchase Agreements or any of the Notes or any of the other Financing Documents solely as a result of the existence or occurrence of any Existing Event of Default. The Company acknowledges that upon the termination of the Standstill Period, such forbearance by the Noteholders shall terminate and the Noteholders may immediately exercise, without further notice, any one or more of such rights and remedies without notice or demand in respect of any Default, Event of Default or Existing Event of Default. The Company has indicated that during the Standstill Period it may identify asset sales or alternative financing that will enable it to meet certain of its immediate cash needs, and the Company has indicated that it will present for Noteholder approval any such proposed asset sales or financing arrangements.

3.          AMENDMENTS.

          Each of the Note Purchase Agreements and the Notes is hereby amended to effect an increase in the interest rate payable on each Note of twenty-five basis points (0.25%) per annum and to change each reference to the interest rate applicable to any Note to such increased interest rate, in each case with respect to the period from July 17, 2002 through and including October 15, 2002. No other action on the part of the Company (including no physical notation on any Note) shall be necessary to give effect to this amendment.

4.           NOTICE OF TERMINATION EVENT.

          The Company shall give each of the Noteholders immediate written notice of the occurrence of any Termination Event.

5.           ADDITIONAL COVENANTS OF COMPANY.

           (a)          Override of Certain Financial Covenants. During the period from the Effective Date through October 15, 2002, Sections 10.3 through 10.7 and Section 10.9 of the 1995 Note Purchase Agreement and the 1999 Note Purchase Agreement, and Sections 11.3 through 11.7 and Section 11.9 of the 2001 Note Purchase Agreement, shall be suspended and, in lieu thereof, the Company shall, and shall cause its Subsidiaries to, comply with the provisions of Section 5(b) of this Standstill Agreement, provided, however, that no write-down of DDD Energy, Inc. assets or assets constituting the maritime seismic data library on the Company's, a Subsidiary's, or any consolidated, financial statements shall cause any Default or Event of Default under the Note Purchase Agreements or the Notes, or a Termination Event hereunder, during the Standstill Period.

           (b)          Supplemental Covenants of the Company. During the period from the Effective Date through October 15, 2002, the Company shall not, and shall not permit any Subsidiary (including, without limitation, any Subsidiary organized under the laws of, or otherwise existing or domiciled in, Canada or any province or other jurisdiction therein (the "Canadian Subsidiaries")) to:
(i)

make, directly or indirectly, any Restricted Payment (references to "Restricted Subsidiaries" in the definition of "Restricted Payment" being deemed to be references to "Subsidiaries" except for the second reference to "Restricted Subsidiaries" in the parenthetical expression in paragraph (a) of the definition of "Restricted Payment");

(ii)

make, directly or indirectly, any Restricted Investment, provided that the Company and the Subsidiaries may make Restricted Investments constituting unsubordinated debt obligations of Unrestricted Subsidiaries during the period from July 17, 2002 through and including October 15, 2002 in an amount limited to (x) an aggregate amount of $5,400,000 of Restricted Investments that are made by the Company and the Restricted Subsidiaries in Seitel Solutions, Ltd. and/or Endeavor Exploration, LLC and (y) to the extent not otherwise available from the Canadian Subsidiaries, an aggregate amount of $1,000,000 of Restricted Investments that are made by the Company and the Restricted Subsidiaries in the Canadian Subsidiaries in respect of a certain lease agreement with I.B.M., provided, however, that Canadian Subsidiaries shall be permitted to make Restricted Investments in other Canadian Subsidiaries in the ordinary course of business of such entities;

(iii)

create, incur or assume any Debt, provided that the Company and the Subsidiaries (including, without limitation, the Canadian Subsidiaries) shall not be prohibited from drawing amounts available under existing revolving credit lines and facilities and term loans (as in effect on the date hereof) identified as items (3) and (4) on Exhibit B hereto, and including replacements therefor on substantially similar terms that are subject to the same limits;

(iv)

effectuate any Transfer (including, without limitation, any Transfer involving the assets of DDD Energy, Inc.) except for (a) Transfers of inventory in the ordinary course of business, (b) Transfers to Unrestricted Subsidiaries permitted pursuant to clause (ii) above, (c) Transfers to Wholly-Owned Restricted Subsidiaries in the ordinary course of business, (d) Transfers to Affiliates that constitute joint ventures of the Company or its Subsidiaries with unrelated third parties, which Transfers are made in the ordinary course of business and pursuant to preexisting contractual obligations of the Company and the Subsidiaries, in an aggregate amount for the period from July 17, 2002 through and including October 15, 2002 not to exceed $1,917,000 of capital expenditures for exploration and production activities, and $20,000,000 of capital expenditures for seismic data acquisition projects, and (e) Transfers that have been approved by the Required Noteholders in writing;

(v)	settle, sell, compromise and/or discount any loans made to any officers, directors and/or employees of the Company or any Subsidiary;
(vi)	merge or consolidate with any other Person;
(vii)

pay any bonuses, or pay any advances on commissions, to any Senior Officer of the Company or any Subsidiary, other than such payments that are due and payable during the Standstill Period that are identified on Exhibit C hereto, or which otherwise have been approved by the Required Noteholders in writing; or

(viii)

create, incur or assume any Lien upon any of the property or assets of the Company or any Subsidiary, whether now owned or hereafter acquired, except for those Liens permitted by Section 10.4(a) through (i) of the 1995 Note Purchase Agreement and the 1999 Note Purchase Agreement, and Section 11.4(a) through (i) of the 2001 Note Purchase Agreement.

          (c)          Financial Advisor. The Company agrees to the hiring by the Noteholders' special counsel of Crossroads, LLC to act as financial advisor (the "Financial Advisor") to the Noteholders' special counsel and the Company agrees to pay the fees and expenses of the Financial Advisor in accordance with that engagement letter between Bingham Dana LLP (now Bingham McCutchen LLP) and the Financial Advisor dated June 11, 2002 which engagement letter has been acknowledged and agreed to by the Company (the "Financial Advisor Engagement Agreement"). The Company shall provide the Financial Advisor with full onsite access to its books and records and the opportunity to discuss the Company's financial condition, performance, financial statements and other matters pertinent to the Noteholders' investment in the Company with its officers, directors, independent accountants and financial advisors to permit the Financial Advisor to fully investigate any matter that arises during its review of the financial information of the Company and its Subsidiaries. The Financial Advisor shall have no duty to share its work product with, or accept instructions from, the Company or any other Person working on its behalf.

          (d)          Delivery of Business Plan. The Company shall prepare, in consultation with PricewaterhouseCoopers L.L.P., a proposed business plan with respect to the Company's and the Subsidiaries' core and ancillary business lines, and shall deliver such business plan (or a substantially complete draft thereof) to the Noteholders on or before August 19, 2002. The business plan will, among other things, incorporate the results of the initiatives and milestones identified in the Company's written materials entitled "Noteholders Meeting July 15, 2002" (all of which milestones shall have been met by August 31, 2002). The failure of the business plan (as it may be revised or amended) and the proposals contained therein to be satisfactory to the Required Noteholders in their sole discretion, and such satisfaction to be certified in writing by the Required Noteholders, by August 31, 2002, shall constitute a Termination Event on August 31, 2002.

          (e)          Joint Ventures. Neither the Company nor any Subsidiary (including, without limitation, DDD Energy, Inc.) shall enter into any joint venture or similar arrangement with any Person (including, without limitation, with Rising Star Energy, L.L.C. and/or any Affiliates thereof) without the prior written consent of the Required Noteholders, to be granted or withheld in their reasonable discretion.

          (f)          Certain Interest Payments. The Company confirms its agreement to pay to the Noteholders in respect of the Notes (i) an amount equal to the interest obligations due on the Notes (all series) through the Closing Date (as such term is defined in the PSA) directly to the Noteholders (or an account or accounts to be designated by the Noteholders, for further distribution to the Noteholders) at the Closing (as such term is defined in the PSA), (ii) ratable interest on the Notes monthly on the anniversary of the Closing Date (as such term is defined in the PSA) or the first business day thereafter, through the conclusion of the respective terms of the Notes as provided in the Note Purchase Agreement and (iii) at the time or times provided in Section 2(c) of the Noteholder Consent dated as of July 15, 2002 among the Company and certain Noteholders, the amount of interest due on the Notes at such time or times.

6.           REPRESENTATIONS AND WARRANTIES.

          To induce the Noteholders to enter into this Standstill Agreement, the Company represents and warrants, as of the Effective Date, as follows:

          (a)          the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware;

          (b)          each of the Subsidiaries is an organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (c)          the execution and delivery of this Standstill Agreement is within the corporate powers of the Company and each Subsidiary Guarantor, has been duly authorized by the Company and each Subsidiary Guarantor and constitute a valid and binding obligation of the Company and each Subsidiary Guarantor, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and except that such enforceability is subject to the availability of equitable remedies;

          (d)          The execution and delivery of this Standstill Agreement does not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Company or any Subsidiary Guarantor under the provisions of, any agreement, charter instrument, bylaw or other instrument to which the Company or any Subsidiary Guarantor is a party or by which the Company, any of its Subsidiaries, or any of their respective properties may be bound;

          (e)          each of the Notes, the Note Purchase Agreements and the other Financing Documents to which the Company and each Subsidiary Guarantor is a party, as modified by this Standstill Agreement, constitutes a valid and binding obligation of the Company and such Subsidiary Guarantor party thereto, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and except that such enforceability is subject to the availability of equitable remedies;

          (f)          except with respect to Existing Events of Default, there are, to the best present actual knowledge of the Company, no Defaults or Events of Default in existence on the Effective Date (although the Company continues its investigation and diligence into certain matters that may reveal the existence of additional Defaults or Events of Default); and

          (g)          except as disclosed on Exhibit B hereto, neither the Company nor any Subsidiary has any Debt to any Person or group of Persons that is outstanding (including any drawn or undrawn facilities providing for the incurrence of Debt) in an aggregate principal amount with respect to such Person or group of Persons of more than $5,000,000.

7.          NONWAIVER AND NO AMENDMENT.

          Except as expressly set forth herein, the terms of this Standstill Agreement shall not operate as a waiver by any of the Noteholders of, or otherwise prejudice, the Noteholders' rights, remedies or powers under the Notes, the Note Purchase Agreements, the other Financing Documents or applicable law. With respect to any Event of Default under any of the Note Purchase Agreements, as modified by this Standstill Agreement, other than any Existing Event of Default, any of the Noteholders may exercise the rights, remedies and powers provided in such Note Purchase Agreement and the other Financing Documents in accordance with the terms of such documents regardless of whether such Event of Default shall exist on the date hereof or come into existence during the Standstill Period. Except to the extent expressly provided for herein, this Standstill Agreement shall not operate to waive or otherwise prejudice any rights which the Noteholders may have against the Company, any party to a Subsidiary Guaranty or any other Person arising under the Note Purchase Agreements, the Notes, the other Financing Documents or otherwise.

          Except as expressly provided herein, no terms or provisions of the Note Purchase Agreements, the Notes or the other Financing Documents are modified or changed by this Standstill Agreement, and all of the terms and provisions of the Note Purchase Agreements, the Notes and the other Financing Documents shall continue in full force and effect. The Company and the parties to the Subsidiary Guaranties hereby acknowledge and reaffirm all of their respective obligations and duties under each of the Note Purchase Agreements, the Notes and the other Financing Documents to which each is a party, as each such Financing Document is modified by this Standstill Agreement.

8.           EFFECTIVE DATE.

          The "Effective Date" shall be the first date on which the Company and the Required Noteholders shall have executed and delivered this Standstill Agreement.

9.           EXPENSES AND FEES.

          The Company hereby agrees to pay all reasonable costs and expenses of the Noteholders (it being understood and agreed by the Company that the Noteholders shall have wide latitude on the scope and depth of legal analysis they obtain from their legal and financial advisors to evaluate, explore, and protect Noteholder interests regarding the Company and the Notes in light of existing defaults, accounting and executive officer irregularities, and related matters affecting the Company's business plan, viability, and restructuring prospects), including, without limitation, the fees and expenses of Bingham McCutchen LLP, special counsel to the Noteholders, and Crossroads, LLC, the Noteholders' Financial Advisor, and also including the reasonable out-of-pocket travel and other expenses of the Noteholders incurred in connection with this Standstill Agreement and the collection of any sum owed to any of the Noteholders by the Company and in otherwise assessing, analyzing, evaluating, protecting, asserting, defending or enforcing any rights or remedies which are or may be available to the Noteholders, including, without limitation, representatives of the Noteholders in any bankruptcy proceeding.

10.           HEADINGS.

          All headings and captions preceding the text of the several Sections of this Standstill Agreement are intended solely for the convenience of reference and shall not constitute a part of this Standstill Agreement nor shall they affect its meaning, construction or effect.

11.           ENTIRE AGREEMENT.

          This Standstill Agreement, the Note Purchase Agreement, the Notes and the other Financing Documents, as amended to the date hereof, embody the entire agreement and understanding between the Noteholders, the Company and the parties to the Subsidiary Guaranties and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

12.           GOVERNING LAW.

          This Standstill Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

13.           DIRECTLY OR INDIRECTLY.

          Where any provision in this Standstill Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership or limited liability company in which such Person is a general partner or managing member, as applicable.

14.           COUNTERPARTS.

          This Standstill Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. An executed copy of this Standstill Agreement sent by facsimile shall be effective as an original.

15.           NOTICES.

          All communications under this Standstill Agreement shall be made in accordance with the Note Purchase Agreements.

[Remainder page intentionally left blank. Next page is signature page.]

In witness whereof, the parties hereto have caused this Standstill Agreement to be executed by their authorized officers as of the date first written above.

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Capital Management, LLC, a Delaware limited liability company, its authorized signatory
By:	/s/ Jon C. Heiny

	Name:	Jon C. Heiny
	Title:	Counsel

By:	/s/ Christopher J. Henderson

	Name:	Christopher J. Henderson
	Title:	Counsel

PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
By:	Principal Capital Management, LLC, a Delaware limited liability company, its authorized signatory
By:	/s/ Jon C. Heiny

	Name:	Jon C. Heiny
	Title:	Counsel

By:	/s/ Christopher J. Henderson

	Name:	Christopher J. Henderson
	Title:	Counsel

CGU LIFE INSURANCE COMPANY OF AMERICA, a Delaware corporation (formerly known as Commercial Union Life Insurance Company of America)
By:	Principal Capital Management, LLC, a Delaware limited liability company, its attorney in fact
By:	/s/ Jon C. Heiny

	Name:	Jon C. Heiny
	Title:	Counsel

By:	/s/ Christopher J. Henderson

	Name:	Christopher J. Henderson
	Title:	Counsel

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ W.R. Schmidt

	Name:	W.R. Schmidt
	Title:	Authorized Signatory

By:	/s/ Pat Wilson

	Name:	Pat Wilson
	Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
By:	/s/ W.R. Schmidt

	Name:	W.R. Schmidt
	Title:	Authorized Signatory

By:	/s/ Pat Wilson

	Name:	Pat Wilson
	Title:	Authorized Signatory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ Richard B. McCauley

	Name:	Richard B. McCauley
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	David L. Babson and Company Inc. as Investment Sub-Adviser
By:	/s/ Richard B. McCauley

	Name:	Richard B. McCauley
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ Richard B. McCauley

	Name:	Richard B. McCauley
	Title:	Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY THE PAUL REVERE LIFE INSURANCE COMPANY
Severally By:		Provident Investment Management, LLC
Their:		Agent
By:	/s/ David Fussell

	Name:	David Fussell
	Title:	Senior Vice President

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
By:	/s/ Thomas M. Donohue

	Name:	Thomas M. Donohue
	Title:	Managing Director

FORT DEARBORN LIFE INSURANCE COMPANY
By:	Guardian Investor Services LLC
By:	/s/ Thomas M. Donohue

	Name:	Thomas M. Donohue
	Title:	Managing Director

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Thomas M. Donohue

	Name:	Thomas M. Donohue
	Title:	Managing Director

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Thomas M. Donohue

	Name:	Thomas M. Donohue
	Title:	Managing Director

J. ROMEO & CO. as Nominee for MONY LIFE INSURANCE COMPANY
By:	/s/ Barbara J. Walsh

	Name:	Barbara J. Walsh
	Title:	Authorized Signatory

J. ROMEO & CO. as Nominee for MONY LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Barbara J. Walsh

	Name:	Barbara J. Walsh
	Title:	Authorized Signatory

PHOENIX LIFE INSURANCE COMPANY
By:	/s/ Christopher M. Wilkos

	Name:	Christopher M. Wilkos
	Title:	Senior Vice President

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)
By:	/s/ Robert W. Eccles

	Name:	Robert W. Eccles
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)
By:	/s/ Robert W. Eccles

	Name:	Robert W. Eccles
	Title:	Managing Director

NATIONWIDE LIFE INSURANCE COMPANY
By:	/s/ Mark W. Poeppelman

	Name:	Mark W. Poeppelman
	Title:	Associate Vice President

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
By:	/s/ Mark W. Poeppelman

	Name:	Mark W. Poeppelman
	Title:	Associate Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY
By:	/s/ Curtis R. Caldwell

	Name:	Curtis R. Caldwell
	Title:	Vice President

RELIASTAR LIFE INSURANCE COMPANY
By:	ING Investment Management, LLC, as Agent
By:	/s/ James V. Wittich

	Name:	James V. Wittich
	Title:	Senior Vice President

NORTHERN LIFE INSURANCE COMPANY
By:	ING Investment Management, LLC, as Agent
By:	/s/ James V. Wittich

	Name:	James V. Wittich
	Title:	Senior Vice President

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By:	ING Investment Management LLC, as Agent
By:	/s/ James V. Wittich

	Name:	James V. Wittich
	Title:	Senior Vice President

SECURITY CONNECTICUT LIFE INSURANCE COMPANY
By:	ING Investment Management LLC, as Agent
By:	/s/ James V. Wittich

	Name:	James V. Wittich
	Title:	Senior Vice President

TRUSTMARK LIFE INSURANCE CO.
By:	/s/ Jerry Hitpas

	Name:	Jerry Hitpas
	Title:	Senior Vice President

AMERICAN INVESTORS LIFE INSURANCE COMPANY
By:	AmerUs Capital Management Group, Inc., its authorized attorney-in-fact
By:	/s/ Roger D. Fors

	Name:	Roger D. Fors
	Title:	Vice President, Investment Management & Research

PAN-AMERICAN LIFE INSURANCE COMPANY
By:

Name:
Title:

OXFORD LIFE INSURANCE COMPANY
By:

Name:
Title:

UNITED LIFE INSURANCE COMPANY
By:	/s/ John A. Rife

	Name:	John A. Rife
	Title:	President and Chief Executive Officer

SUNAMERICA LIFE INSURANCE COMPANY
By:	AIG Global Investment Corp., Investment Adviser
By:	/s/ Gregory S. Hammer

	Name:	Gregory S. Hammer
	Title:	Vice President

FIRST SUNAMERICA LIFE INSURANCE COMPANY
By:	/s/ Gregory S. Hammer

	Name:	Gregory S. Hammer
	Title:	Vice President

REPUBLIC WESTERN INSURANCE COMPANY
By:	/s/ Kristin Spears

	Name:	Kristin Spears
	Title:	Vice President, Treasury Management

SEITEL, INC.

By:	/s/ Kevin S. Fiur

	Name:	Kevin S. Fiur
	Title:	President and Chief Executive Officer

Accepted and Agreed:
SEITEL DATA CORP.

By:	/s/ Kevin S. Fiur

	Name:	Kevin S. Fiur
	Title:	President and Chief Executive Officer

SEITEL DATA, LTD.
By:	Seitel Delaware, Inc., general partner

By:	/s/ Kevin S. Fiur

	Name:	Kevin S. Fiur
	Title:	President and Chief Executive Officer

N360X, L.L.C.
By:	Seitel Management, Inc., managing member

By:	/s/ Kevin S. Fiur

	Name:	Kevin S. Fiur
	Title:	President and Chief Executive Officer

SEITEL MANAGEMENT, INC.

By:	/s/ Kevin S. Fiur

	Name:	Kevin S. Fiur
	Title:	President and Chief Executive Officer

SEITEL GEOPHYSICAL, INC.
DDD ENERGY, INC.
SEITEL GAS & ENERGY CORP.
SEITEL POWER CORP.
SEITEL NATURAL GAS, INC.
MATRIX GEOPHYSICAL, INC.
EXSOL, INC.
DATATEL, INC.
SEITEL OFFSHORE CORP.
SEITEL INTERNATIONAL, INC.
AFRICAN GEOPHYSICAL, INC.
GEO-BANK, INC.
ALTERNATIVE COMMUNICATION
    ENTERPRISES, INC.
SEITEL DELAWARE, INC.

By:	/s/ Kevin S. Fiur

	Name:	Kevin S. Fiur
	Title:	President and Chief Executive Officer

EXHIBIT A
EXISTING EVENTS OF DEFAULT

1995 Note Purchase Agreement

1. The failure of the Company to comply with Section 10.2 for the period of five consecutive fiscal quarters ended on June 30, 2002.

1999 Note Purchase Agreement

1. The failure of the Company to comply with Section 10.2 for the period of five consecutive fiscal quarters ended on June 30, 2002.

2. The failure of the Company to comply with Section 10.7(a) by making Restricted Payments and/or Restricted Investments during the fiscal quarter ending on March 31, 2002 that exceeded the permissible amount under Section 10.7(a) by not more than $10,000,000.

2001 Note Purchase Agreement

1. The failure of the Company to comply with Section 11.2 for the period of five consecutive fiscal quarters ended on June 30, 2002.

EXHIBIT B
OUTSTANDING DEBT

(1) Heller Financial Services Inc. in the amount of approximately $10,000,000, which obligation is secured by certain assets of the Company and/or the Subsidiaries

(2) Alliance Agreement entered into as of December 1, 1999 between GECO-PRAKLA, a Division of Schlumberger Technology Corporation, and Seitel Data, Ltd. in the amount of approximately $5,000,000 (for acquisition costs of data in connection with data shoots undertaken in 2000 and 2001)

(3) Royal Bank of Canada term loan in the outstanding principal amount of approximately (Canadian) $3,500,000, secured by certain assets of the Company and/or the Subsidiaries

(4) Royal Bank of Canada revolving loan in the outstanding principal amount as of June 30, 2002 of approximately (Canadian) $3,600,000 (with a maximum principal amount of (Canadian) $5,000,000) with Olympic Seismic Ltd., secured by certain assets of the Company and/or the Subsidiaries

(5) Lease Agreement dated October 3, 2001 from Winthrop Resources Corporation to Seitel, Inc. with respect to computer and related equipment

 EXHIBIT C
CERTAIN COMPENSATION CONTRACTS

Payment not in excess of $100,000 pursuant to the existing Employment Agreement with Kevin Fiur

Payment of amounts owed in respect of the sale of certain DDD Energy, Inc. assets pursuant to an Employment Agreement dated February 12, 2001 between Matt Ramsey and DDD Energy, Inc.

Payment of amounts owed in respect of the sale of certain DDD Energy, Inc. assets pursuant to an Employment Agreement dated January 1, 2002 between Lynn Conine and DDD Energy, Inc.

SCHEDULE A
1995 NOTEHOLDERS

Massachusetts Mutual Life Insurance Company
SunAmerica Life Insurance Company
First SunAmerica Life Insurance Company
MONY Life Insurance Company
MONY Life Insurance Company of America
United of Omaha Life Insurance Company
Pan-American Life Insurance Company

SCHEDULE B
1999 NOTEHOLDERS

Principal Life Insurance Company
Principal Life Insurance Company, on behalf of one or more separate accounts
CGU Life Insurance Company of America
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Provident Life and Accident Insurance Company
The Paul Revere Life Insurance Company
Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
United of Omaha Life Insurance Company
Phoenix Life Insurance Company
Reliastar Life Insurance Company
Northern Life Insurance Company
Reliastar Life Insurance Company of New York
Security Connecticut Life Insurance Company
Trustmark Life Insurance Co.
Pan-American Life Insurance Company
Republic Western Insurance Company
Oxford Life Insurance Company
United Life Insurance Company

SCHEDULE C
2001 NOTEHOLDERS

The Guardian Insurance & Annuity Company
Fort Dearborn Life Insurance Company
The Guardian Life Insurance Company of America
Berkshire Life Insurance Company of America
MONY Life Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Connecticut General Life Insurance Company
Life Insurance Company of North America
Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Asia Limited
Allstate Life Insurance Company
Principal Life Insurance Company
Phoenix Life Insurance Company
American Investors Life Insurance Company